Exhibit 10.1

THIS AMENDMENT TO THE COFACE FACILITY AGREEMENT (this “Amendment”), dated as of [07 May] 2015 (the “Effective Date”), is made by and among IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the “Parent”), IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the “Borrower”), THE GUARANTORS under and as defined in the COFACE Facility Agreement referred to below, and SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the “COFACE Agent”) and is made with reference to the COFACE Facility Agreement, dated as of October 4, 2010 and as amended and restated as of May 2, 2014, by and among the Parent, the Borrower, the other Obligors party thereto, the Lenders party thereto, the COFACE Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS as security agent and trustee for the Secured Parties (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “COFACE Facility Agreement”).

agreement:

1.	Definitions; Interpretation
1.1	Definitions

Capitalised terms defined in the COFACE Facility Agreement have, unless expressly defined in this Amendment, the same meaning in this Amendment.

1.2	Construction

The principles of construction set out in Clause 1.2 (Construction) of the COFACE Facility Agreement will have effect as if set out in this Amendment.

2.	Amendment

Effective as of the Effective Date, the COFACE Facility Agreement is hereby amended by deleting Clause 20.8 (UK establishment) in its entirety and replacing it with the following:

“20.8 [Reserved]”

3.	DIRECTION

The COFACE Agent (at the direction of the Majority Lenders) hereby directs Deutsche Bank Trust Company Americas, as Security Agent, to consent to charter capital increases in OOO Iridium Service from time to time pursuant to (a) Clause 7.1(b)(i) of that certain Pledge of Participation Interest Agreement, dated as of October 30, 2013, between the Borrower and the Security Agent (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Russian Pledge Agreement”) and (b) paragraph (m) of the definition of Permitted Disposal, by entering into addenda to the Russian Pledge Agreement substantially in the form attached hereto as Exhibit A from time to time as requested by the Borrower.

4.	Representations
4.1	Representations

The representations set out in this Clause 4 (Representations) are made by each Obligor on the date of this Amendment to each Finance Party.

4.2	Powers and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Amendment and the transactions contemplated by this Amendment.

4.3	Legal validity

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Amendment are legal, valid, binding and enforceable obligations.

4.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Amendment do not and will not conflict with:

(a)	any law or regulation applicable to it;
(b)	its constitutional documents; or
(c)

any agreement or instrument binding upon it or any of its assets or constitute a default of termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

4.5	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Amendment have been obtained or effected (as appropriate) and are in full force and effect.

4.6	Governing law and enforcement
(a)	Subject to the Legal Reservations, the choice of governing law of this Amendment will be recognised and enforced in its Relevant Jurisdictions.
(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Amendment will be recognised and enforced in its Relevant Jurisdictions.
4.7	COFACE Facility Agreement

Unless a representation and warranty set out in Clause 20 (Representations) of the COFACE Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set out in Clause 20 (Representations) of the COFACE Facility Agreement (other than the representations and warranties in Clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of

the COFACE Facility Agreement) on the Effective Date, in each case as if references to the COFACE Facility Agreement are references to the COFACE Facility Agreement, as amended hereby, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in Clause 20.13 (No misleading information) of the COFACE Facility Agreement, such representations and warranties are made only with respect to any subsequent and new information delivered under the COFACE Facility Agreement since the last period where such representation and warranty was made or deemed to be made under the COFACE Facility Agreement.

5.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the Effective Date upon the due execution of a signature page to this Amendment by each of the Parent, the Borrower, the other Obligors and the COFACE Agent on behalf of the Finance Parties and delivery of each party’s respective signature pages to each of the other parties hereto.

6.	Governing law; jurisdiction, etc.

This Amendment and any non-contractual obligations arising out of or in connection with it are governed by English law. The provisions of Clause 40 (Enforcement) of the COFACE Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

7.	Miscellaneous
(a)	This Amendment is a Finance Document.
(b)	Each Obligor:
(i)	agrees to the amendments to the COFACE Facility Agreement as contemplated by this Amendment; and
(ii)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:
(A)	continue in full force and effect; and
(B)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Amendment.
(c)

On and after the date hereof, each reference in the COFACE Facility Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the COFACE Facility Agreement, and each reference in the other Finance Documents to the “COFACE Facility Agreement”, “thereunder”, “thereof” or words of like import referring to the COFACE Facility Agreement shall mean and be a reference to the COFACE Facility Agreement as amended by this Amendment.

(d)	Except as specifically amended by this Amendment, the COFACE Facility Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.
(e)	Each Finance Party reserves any other right or remedy it may have now or subsequently. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Finance Parties under the COFACE Facility Agreement except as expressly provided herein.
(f)	Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(g)

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Signatures to this Amendment may be delivered by facsimile or other electronic means of transmission, and any signature so delivered shall be deemed an original executed counterpart.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Parent

IRIDIUM COMMUNICATIONS INC.

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

Borrower

IRIDIUM SATELLITE LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

Obligors

IRIDIUM COMMUNICATIONS INC.

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

IRIDIUM HOLDINGS LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

IRIDIUM CARRIER HOLDINGS LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

IRIDIUM CARRIER SERVICES LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

IRIDIUM CONSTELLATION LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC

By: /s/  Thomas J. Fitzpatrick________

Name:  Thomas J. Fitzpatrick

Title:    Chief Financial Officer, Iridium Constellation LLC, its manager

SYNCOM-IRIDIUM HOLDINGS CORP.

By: /s/ Thomas J. Fitzpatrick_________

Name: Thomas J. Fitzpatrick

Title:   Chief Financial Officer

IRIDIUM BLOCKER-B INC.

By: /s/ Thomas J. Fitzpatrick_________

Name: Thomas J. Fitzpatrick

Title:   Chief Financial Officer

IRIDIUM SATELLITE SA LLC

By: /s/ Thomas J. Fitzpatrick_________

Name: Thomas J. Fitzpatrick

Title:   Chief Financial Officer, Iridium Satellite LLC, its manager

COFACE Agent

SOCIÉTÉ GÉNÉRALE

By: /s/ Fleur Ferrari_________________

Name: Fleur Ferrari

Title:

By: /s/ Loubna Mountassir___________

Name: Loubna Mountassir

Title:

EXHIBIT A

FORM OF ADDENDUM TO RUSSIAN PLEDGE AGREEMENT

[TO BE ATTACHED]